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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) November 21, 2006

                            MICHAEL BAKER CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Pennsylvania
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                 (State or Other Jurisdiction of Incorporation)

                 1-6627                                   25-0927646
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        (Commission File Number)              (IRS Employer Identification No.)

           100 Airside Drive
      Moon Township, Pennsylvania                           15108
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (412) 269-6300
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              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                            SECTION 8 - OTHER EVENTS

ITEM 8.01

         On November 21, 2006, Michael Baker Corporation (the "Company") (Amex:BKR) announced that it has completed the determination of the financial accounting treatment related to the receipt of a letter from a state Department of Revenue advising that the Company's November 2006 payment of sales and use taxes and related interest totaling approximately $121,000 satisfies the terms of that state's voluntary disclosure program and that no further taxes are due for the period January 1, 2002 through August 31, 2006.

         Accordingly, the Company has determined that it will reverse an amount of $4.7 million, which represents the net of the amount accrued as a liability for potential sales and use taxes and related interest less the payment referenced above, for the time period above. That reversal, and its expected effect on the Company's effective tax rate, which will be included in the Company's fourth quarter 2006 financial results, equates to approximately $0.30 to $0.33 of earnings per diluted common share. A copy of the press release making this announcement is attached to this report as Exhibit 99.1 and incorporated herein by reference.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01

(d)      Exhibits.

The following exhibit is furnished with this report on Form 8-K:

Exhibit No.    Description
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99.1           Press release dated November 21, 2006.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MICHAEL BAKER CORPORATION

                                                By: /s/  William P. Mooney
                                                    ----------------------------
                                                    Executive Vice President and
                                                    Chief Financial Officer


Date:  November 27, 2006

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                                  EXHIBIT INDEX

Number     Description                                   Method of Filing
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99.1       Press release dated November 21, 2006.        Filed herewith.